Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for Structured Asset Securities
Corporation (as Depositor under the Trust Agreement, dated as of September 1, 2004, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-
19XS) as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class
A1A
JP Morgan CBNA
45,327,000
33%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254
LHMNGV/LBI
10,000,000
7%
70 Hudson Street
Jersey City, NJ 07302
Mellon Trust
80,000,000
59%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

A1B
Citibank
50,000,000
100%
3800 Citibank Center B3-15
Tampa, FL 33610

A1C
LHMNGV/LBI
2,770,000
100%
70 Hudson Street
Jersey City, NJ 07302

A2
Mellon Trust
7,885,000
16%
525 William Penn Place, Suite 3418
Pittsburg, PA 15259

SEI Trust
2,740,000
5%
1 Freedom Valley Drive
Oaks, PA 19456

JP Morgan CBNA
6,955,000
14%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254
Northern Trust
5,725,000
12%
801 S. Canal C-IN
Chicago, IL 60607

SSB&T CO
18,620,000
39%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

A3A
The Bank of New York
50,000,000
100%
One Wall Street
New York, NY 10286

A3B
LHMNGV/LBI
2,770,000
100%
70 Hudson Street
Jersey City, NJ 07302

A3C
JPM/GW CAP
5,000,000
100%
4 New York Plaza , Twenty First Floor
New York, NY 10004

A4
JP Morgan CBNA
31,888,000
100%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254

A5
LHMNGV/LBI
5,000,000
33%
70 Hudson Street
Jersey City, NJ 07302

US Bank NA
10,000,000
67%
1555 N. Rivercenter Drive, Suite 0300
Milwaukee, WI 53212

A6A
JP Morgan CBNA
20,000,000
100%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254

A6B
The Bank of New York
16,855,000
100%
One Wall Street
New York, NY 10286

A6C
LHMNGV/LBI
934,000
100%
70 Hudson Street
Jersey City, NJ 07302

M1
LHMNGV/LBI
17,096,000
100%
70 Hudson Street
Jersey City, NJ 07302

M2
LHMNGV/LBI
1,590,000
100%
70 Hudson Street
Jersey City, NJ 07302

M3
SSB&T CO
994,000
100%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171